Exhibit 77(Q)

Exhibits

(a)(1)     Articles Supplementary dated February 15, 2008 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the creation of ING International Index Portfolio and ING Lehman Brothers Aggregate Bond Index - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed on Form N-1A on February 29, 2008 and incorporated by reference.

(a)(2)     Articles of Amendment dated March 7, 2008 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the name change of ING Lehman Brothers Aggregate Bond Index Portfolio to ING Lehman Brothers U.S. Aggregate Bond Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement filed on Form N-1A on February 29, 2008 and incorporated by reference.

(a)(3)     Articles of Amendment dated April 28, 2008 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the name change of ING VP Global Science and Technology Portfolio to ING BlackRock Global Science and Technology Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed on Form N-1A on August 19, 2008 and incorporated by reference.

(a)(4)     Articles Supplementary dated June 6, 2008 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the creation of ING Russell Global Large Cap 85% Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed on Form N-1A on August 19, 2008 and incorporated by reference.

(e)(1)     Amended Schedule A dated April 28, 2008 to the Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, LLC dated February 2, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed on Form N-1A on August 19, 2008 and incorporated by reference.

(e)(2)     Amendment dated June 2008 to the Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, LLC dated February 2, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed on Form N-1A on August 19, 2008 and incorporated by reference.

(e)(3)     Amended Schedule A to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed on Form N-1A on August 19, 2008 and incorporated by reference.

(e)(4)     Sub-Advisory Agreement dated March 7, 2008 between ING Investments, LLC and Lehman Brothers Asset Management LLC - Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement filed on Form N-1A on August 19, 2008 and incorporated by reference.